Schedule II-Valuation and Qualifying Accounts (Detail) - Allowance for Sales Discounts and Other Allowances - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Beginning Balance	$ 39,255	$ 39,580	$ 29,102
Provision	72,723	61,598	53,590
Write-offs, net of recoveries	(68,630)	(61,923)	(43,112)
Ending Balance	$ 43,348	$ 39,255	$ 39,580